The Best Things Come OUT OF THE BLUE Gulf South Bank Conference 2006 Exhibit 99.1

The Best Things Come OUT OF THE BLUE

Forward Looking Statements
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,”
“estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions, as they relate to BancGroup
(including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in these reports are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. In addition to factors mentioned elsewhere in this report or previously disclosed in BancGroup’s SEC reports
(accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:
• deposit attrition, customer loss, or revenue loss in the ordinary course of business;
• increases in competitive pressure in the banking industry;
• costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
• the inability of BancGroup to realize elements of its strategic plans for 2006 and beyond;
• changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;
• economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;
• natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;
• management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
• strategies to manage interest rate risk may yield results other than those anticipated;
• changes which may occur in the regulatory environment;
• a significant rate of inflation (deflation);
• acts of terrorism or war; and
• changes in the securities markets.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

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Overview
Outstanding Franchise
• $22 Billion in Assets
• 301 Locations in Florida, Alabama, Georgia, Nevada, Texas
• 72% of deposits are located in four of the fastest growing states in the country
Total Shareholder Return
• Ranked the #1 financial institution in the South in shareholder return for
1, 3 and 5-year returns
1
• Ranked the #8 financial institution in the U.S. in shareholder return for
5-year return
1
1
Source: Wall Street Journal “Compound Annual Total Returns through 12/31/05”

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Record Earnings in 1Q06
• Record Net Income of $65 million; up 35% over 1Q05
• Record EPS of $0.42; up 24% over 1Q05
• EPS beat consensus by $0.02
Strong Increase in Revenue
1
• Revenue
1
up 14% over 1Q05
• Net Interest Income increased 15% over 1Q05
• Noninterest Income
1
increased 6% over 1Q05
• Efficiency ratio
1
improved 275 bps from 4Q05 to 54.73%
Strong Period End Loan Growth
2
of 16% over prior year, 12% annualized
from the end of 2005
Overview
(cont’d)
1 Excluding gains/losses on securities and derivatives, branch sales and sale of Goldleaf
2 Excluding Mortgage Warehouse Lending

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Overview (cont’d)
Excellent Credit Quality
• Nonperforming Assets Ratio at a very low level of 0.24%
• Excellent net charge off history
• Provision expense exceeded net charge-offs by $2.6 million or 26%
• Allowance for loan losses covered nonperforming assets by 468% at
3/31/06
Outstanding Deposit Growth
• Average Deposits increased 26% from the 1Q05, 16%
1
organically, and
18%
1
annualized over 4Q05
• Florida Franchise had 17% annualized growth in average deposits over
4Q05
• Texas and Nevada branches each grew average deposits in excess of
25% annualized over the 4Q05
1
Excluding acquisitions, sale of branches and brokered deposits

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Superior Projected Population Growth
2005 - 2010 Population Growth
Colonial BancGroup, Inc. 10.95%
Compass Bancshares, Inc. 9.97
Wachovia Corporation 8.85
SunTrust Banks, Inc. 8.72
South Financial Group, Inc. 8.68
Synovus Financial Corp. 7.17
Bank of America Corporation 6.95
BB&T Corporation 6.80
AmSouth Bancorporation 6.46
Regions Financial Corporation 5.86
First Horizon National Corporation 5.27
Fifth Third Bancorp 4.51
Trustmark Corporation 4.15
Whitney Holding Corporation 3.80
BancorpSouth, Inc. 3.46
Median 6.80%
Low 3.46
High 10.95
National Average 6.26
Source: SNL Financial.
Deposit data as of 6/30/05.
Population growth deposit weighted by county.

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Florida Franchise and Current Population
9 Planned Branches through 12/31/06
Current Branches
Current Population
2,500,000
500,000
100,000
Current Population
2,500,000
500,000
100,000
PANHANDLE
Assets = $421 Million
Deposits = $49 Million
2 Branches
CENTRAL FLORIDA
Assets = $3.4 Billion
Deposits = $3.0 Billion
60 Branches
MORTGAGE WHSE.
Assets = $2.4 Billion
Deposits = $444 Million
SOUTH FLORIDA
Assets = $3.4 Billion
Deposits = $2.9 Billion
46 Branches
FLORIDA WEST COAST
Assets = $3.1 Billion
Deposits = $2.8 Billion
54 Branches

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Key Initiatives:
Alignment of business banking production under the Retail line of business while increasing the number of business bankers
Enhanced business banking product offerings
Centralized business lending unit
Retail Banking - 2006 Growth Initiatives
Key Initiatives:
Focus on weekly account acquisition targets and net account growth
Enhanced consumer services through image delivery and on-line banking
Streamlined product offerings
Personal Deposits Objective:
50% increase in non-interest account openings
25% net growth in non-interest bearing accounts
Continued double digit deposit growth in nontime deposits
Business Banking Objective:
35% Increase in Business Banking checking openings
30% Increase Business Banking loan production

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0.65%
0.78%
0.64%
0.54%
0.55%
0.60%
0.71%
0.84%
0.85%
0.29%
0.21%
0.78%
1.17%
1.25%
0.24%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
'92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 1Q06
All FDIC Insured Commercial Banks
Colonial BancGroup
(as originally reported)
NPAs Consistently Below Industry

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0.47%
0.51%
0.09%
0.19%
0.26%
0.14%
0.33%
0.13%
0.18%
0.23%
0.23%
0.21%
0.21%
0.28% 0.29%
0.31%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 1Q06
All FDIC Insured Commercial Banks
Southern Regionals*
Colonial BancGroup
Net Charge-Offs/Average Loans
*Source: Sandler O’Neill & Partners
1 Annualized
1

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($ in millions)
Net Income
Originally Reported
As Restated
* As if restatement had not occurred
$233*
$175
$150
$140
$122
2001 2002 2003 2004 2005
15%
7%
17%
33%
$48
$65
$229
$173
$146
$151
$122
2001 2002 2003 2004 2005 1Q05 1Q06
18%
32%
24%
(3)%
35%

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$1.06
$1.16
$1.20
$1.33
$1.55
2001 2002 2003 2004 2005
(diluted)
Originally Reported
As Restated
* As if restatement had not occurred
Earnings Per Share
*
11%
3%
9%
17%
$0.34
$1.06
$1.26
$1.16
$1.31
$1.52
$0.42
2001 2002 2003 2004 2005 1Q05 1Q06
19% (8)%
13%
16%
24%

The Best Things Come OUT OF THE BLUE 12 $422 $455 $495 $567 $163 $188 2001 2002 2003 2004 2005 1Q05 1Q06 $709 Net Interest Income ($ in millions) 8% 9% 15% 15% 25%

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$13,988
$10,862
$9,419
$8,734
$8,433
$12,392
$15,244
$15,595
2001 2002 2003 2004 2005 1Q05 4Q05 1Q06
Average Deposits
4%
8%
15%
1 Excluding acquisitions, sale of branches, and brokered deposits
*Annualized
18% 1*
($ in millions)
9%*
29%
16%
1

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Net Interest Margin
3.86%
3.85%
3.78%
3.72%
3.64%
3.58%
3.53%
3.49%
3.45%
3.41%
3.36%
3.10%
3.20%
3.30%
3.40%
3.50%
3.60%
3.70%
3.80%
3.90%
3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06

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$.68
$.61
$.58
$.56
$.52
$.48
$.44
$.38
$.34
$.30
$.27
$.22
$.15
$.16
$.17
$.18
$.20
$0
$0
$0
$0
$0
$1
$1
$1
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06
16 YEARS OF INCREASED DIVIDENDS
Solid Dividend Growth
*Estimated
*
11%

The Best Things Come OUT OF THE BLUE 16 Supplemental Information X X X X X X x

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Retail Banking - 2006 Initiatives
Key Initiatives:
Enhanced Consumer Services
Streamlined Product Offering
Strategic Marketing Plan Targeting
Nontime Deposit Growth
2006 Objective
Tactics:
Free Bill Pay
Checks and statements via on-line banking
Images of checks on statements
Segment product offering into free checking, interest
checking and active adults demographics
Streamline personal checking product offering from 9
to 5 products
Direct mail and radio focus on consumer checking
relationships
Consistent media coverage in print to support
measured balance sheet growth of time and interest
bearing products
50% increase in consumer checking account
openings compared to 2005
25% net growth in non-interest bearing accounts
Continued double digit deposit growth in nontime
deposits
Personal Deposit Growth

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Business Banking
Key Initiatives:
Enhanced Business Banking Services –
Deposits and Loans
Focused Business Banking
Sales Effort
Strategic Marketing Plan
2006 Objective
Tactics:
Enhanced Business Advantage Checking
Streamlined Business Lines of Credit (<$75,000) with
24 hour approval time
Promotional rates on lines of credit and owner
occupied real-estate
Alignment of business banking production under
Retail line of business
Increase the number of business bankers within retail
distribution system
Weekly checking and business loan objectives
defined by region and branch
Internal and external lead generations provided for
business solicitation
New creative that facilitates local blitz efforts
35% increase in Business checking openings
30% increase in Business Banking loan production
Business Banking Growth

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Retail Banking
2006 Marketing
Key Initiatives:
2006 Objective
Diversified, Multi-Channel Advertising
Branding Strategy
Tactics:
Acquire new relationships, expand and retain
profitable customers through knowledge-based
applications across all available channels utilizing an
integrated marketing plan
Targeted mix and frequency of direct mail, sales
leads, newspaper, radio and branch collateral
– Strategic media planning resulting in cost
savings of 38%
– Targeted product-focused direct mail and
advertising
– Targeted marketing/communications support
to lines of business and regions
– Automated marketing process to facilitate
initiatives
• Unite all markets under one company brand. Howard
Merrell & Partners agency will:
– Conclude brand strategy development
– Roll-out third quarter 2006 to internal and
external customers

The Best Things Come OUT OF THE BLUE 20 Loan Portfolio Distribution (as of March 31, 2006) Consumer and Other 3% Commercial 7% MWL 3% Residential RE 20% RE Construction 38% CRE Owner Occ. 7% CRE 22%

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CRE Loan Portfolio Distribution
Retail
26.3%
Office
20.6%
Multi-Family
9.6%
Warehouse
13.2%
All Other Types
10.6%
Healthcare
6.1%
Lodging
6.0%
Church/School
4.2%
Recreation
1.8%
Industrial
1.6%
23.9% Owner Occupied
Average loan size = $606M
Characteristics of 75 largest loans:
•Total $772 million and represent
17.4% of CRE portfolio
•Average loan to value ratio is 68%
•Average debt coverage ratio = 1.46x
(as of March 31, 2006)

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Construction Loan Portfolio Distribution
(as of March 31, 2006)
Residential
Developments
and Lots
27.0%
Land Only
23.6%
Residential
Home
Construction
17.2%
Condominium
8.9%
All Other Types
5.2%
Commercial
Development
5.9%
Retail
5.9%
Multi-Family
2.9%
Office
3.4%
Average loan size = $698M
Characteristics of 75 largest loans:
•Total $1.3 billion and represent
21.6% of portfolio
•Average loan to value ratio is
67%

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75% of loan portfolio is variable or adjustable rate at 3/31/06
Loans, excluding mortgage warehouse, grew 12%
1
annualized from 12/31/05
Loan yields, excluding mortgage warehouse, up 21 bps over 4Q
Average securities represented 14.7% of average earning assets at 3/31/06
Average deposits grew 18%
2
annualized from 4Q05; 16%
2
year-over-year
Total Deposit Mix: 59% - Non-time; 20% - Noninterest Bearing DDA at 3/31/06
Average deposits funded 79% of average interest earning assets in 1Q06 compared to 69% in 1Q05
Balance Sheet Growth & Mix Contribute Favorably to
Interest Rate Risk
1 Excluding branch sale
2 Excluding acquisitions, branch sales and brokered deposits
?

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Noninterest Income
($ in millions)
1Q06 4Q05 $ Change % Change
Service charges on deposit accounts 14.2 $      14.5 $      (0.3) $       -2%
Financial planning services 3.1           2.6           0.5           19%
Electronic banking 4.1           4.0           0.1           2%
Mortgage banking 2.9           2.8           0.1           4%
Mortgage warehouse fees 6.3           6.8           (0.5)          -7%
Bank-owned life insurance 4.0           3.5           0.5           14%
Goldleaf income 1.2           2.7           (1.5)          -56%
Net cash settlement of swaps -             1.5           (1.5)          -100%
Other income 5.8           5.2           0.6           12%
        Core noninterest income 41.6         43.6         (2.0)          -5%
Securities and derivatives gains (losses), net 4.2           (20.0)       24.2         121%
Change in fair value of swaps -             (6.7)         6.7           100%
Gain on sale of branches -             27.4         (27.4)        -100%
Gain on sale of Goldleaf 2.8           -            2.8           100%
        Total Noninterest Income 48.6 $      44.3 $      4.3 $        10%
Noninterest Income to Average Assets (1) 0.78% 0.82%
Noninterest Income to Total Revenue (1) 18.1% 18.9%
(1)   Core noninterest income was used in the calculation

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Noninterest Expense
($ in millions)
1Q06 4Q05 $ Change % Change
Salaries and employee benefits 68.8 $       66.6 $      2.2 $        3%
Occupancy expense of bank premises, net 15.5          17.4         (1.9)          -11%
Furniture and equipment expense 11.4          11.8         (0.4)          -3%
Professional services 4.4            6.9           (2.5)          -36%
Amortization of intangibles 3.1            3.1           -             0%
Advertising 2.9            3.7           (0.8)          -22%
Merger related expenses -              0.4           (0.4)          -100%
Goldleaf 1.0            2.4           (1.4)          -58%
Other expense 18.8          20.2         (1.4)          -7%
        Total Noninterest Expense 125.9 $     132.5 $    (6.6) $       -5%
Efficiency Ratio (1) 54.73% 57.48%
Noninterest Expense to Average Assets 2.34% 2.51%
(1)   Core noninterest income was used in calculation, see components on Noninterest Income slide

The Best Things Come OUT OF THE BLUE 26 Colonial 15.34% 15.34% S&P 500 Index 4.91% S&P Bank Index (4.76)% 2005 Total Shareholder Return

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We appreciate your time and interest in
Colonial BancGroup.
Robert E. Lowder
Chairman and CEO
Colonial BancGroup
Sarah H. Moore
Chief Financial Officer
Colonial BancGroup
Patti Hill
Chief Operating Officer
Colonial BancGroup
Glenda Allred
Director of Investor Relations
Colonial BancGroup
Ph. 334-240-5008